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                                  CERTIFICATION


I, Leo S. Ullman, Chief Executive Officer of the Cedar Shopping Centers, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 13th day of November 2003.


                                  /s/ Leo S. Ullman
                                  ---------------------------------------------
                                  Leo S. Ullman, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Cedar Shopping Centers, Inc. and will be retained by Cedar Shopping Centers, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, Thomas J. O'Keeffe, Chief Financial Officer of the Cedar Shopping Centers, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 13th day of November 2003.


                           /s/ Thomas J. O'Keeffe
                           -------------------------------------------
                           Thomas J. O'Keeffe, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Cedar Shopping Centers, Inc. and will be retained by Cedar Shopping Centers, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.